                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated April 26, 1999 included in Peregrine Systems, Inc.'s Form 10-K for the year ended March 31, 1999 and to all references to our Firm included in this Registration Statement.

                                          ARTHUR ANDERSEN LLP

San Diego, California,
December 21, 1999